MONTHLY NOTEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 2002-A

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Pursuant  to the Master  Indenture,  dated as of July 1, 2002  between the FNANB
Credit Card Master Note Trust, as Issuer ("the "Issuer"), and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"), and acknowledged and agreed to by First North American National Bank, as Servicer (the "Servicer"),
and  DC  Funding  International,   Inc.  ("DC  Funding"),   as  Transferor,   as
supplemented by the Series 2002-A Indenture Supplement dated as of July 19, 2002 between the Issuer and the Indenture Trustee and acknowledged and agreed to by
the  Servicer,   and  DC  Funding,  as  Transferor  (as  so  supplemented,   the
"Indenture"), the Servicer is required to report certain information each month relating to the Issuer and the Series 2002-A Notes. The information with respect to the applicable Distribution Date and Collection Period is set forth below.

  Collection Period Ending                                    October 31, 2003
  Determination Date                                         November 10, 2003
  Distribution Date                                          November 17, 2003

                                                                  ------
  Class A Accumulation Period ("Y" or "N")?                         N
                                                                  ------
                                                                  ------
  Class B Accumulation Period ("Y" or "N")?                         N
                                                                  ------
                                                                  ------
  Early Amortization Period ("Y" or "N")?                           N
                                                                  ------
                                                                  ------
  Class B Investor Amount paid in full ("Y" or "N")?                N
                                                                  ------

  MASTER TRUST INFORMATION

  Receivables

  1.   The aggregate amount of Receivables less all Receivables
       in Charged-Off Accounts as of the end of the last day of
       the Collection Period was equal to:                                                          $ 1,394,309,434.89

  2.   The aggregate amount of Principal Receivables as of the
       end of the last day of the Collection Period (not including
       reduction for Discount Receivables) was equal to:                                            $ 1,361,626,792.99

  3.   The average Discount Percentage for the Collection Period:                                                2.00%

  4.   The aggregate amount of Discount Option Receivables as of
       the end of the last day of the Collection Period was equal to:                               $    27,232,535.86

  5.   The aggregate amount of Principal Receivables as of the
       end of the last day of the Collection Period (including
       reduction for Discount Receivables) was equal to:                                            $ 1,334,394,257.13

  6.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
       increase for Discount Receivables) was equal to:                                             $    32,682,641.90

  7.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
       increase for Discount Receivables) was equal to:                                             $    59,915,177.76

  8.   The average amount of Receivables for the Collection
       Period was equal to:
       a. Average Principal Receivables (including reduction for Discount Option Receivables)       $ 1,348,423,076.02
       b. Average Total Receivables                                                                 $ 1,409,258,639.68

  9.   The Transferor Amount as of the end of the last day of the
        Collection Period:                                                                          $    32,954,257.13

  10.  Minimum Transferor Amount required as of end of last day of Collection Period:               $             0.00

  11.  The aggregate amount of Principal Charge-Offs for the
       Collection Period (including reduction for Discount
       Option Receivables) was equal to:                                                            $    17,516,439.12

  12.  The aggregate amount of Finance Charge Charge-Offs
       for the Collection Period (including increase for
       Discount Option Receivables) was equal to:                                                   $     3,714,592.73

  13.  The Excess Funding Account Balance as of the end of the
       last day of the Collection Period                                                            $             0.00


  Collections

  14.  The aggregate amount of Principal Collections for the
       Collection Period was equal to:
       a.)  Collection of Principal Receivables:                                                    $    93,482,435.67
       b.)  Discount Receivable Collections:                                                        $    (1,869,648.71)
                                                                                                    ------------------
       c.) Total Principal Receivable Collections:                                                  $    91,612,786.96


  15.  The aggregate amount of Finance Charge Collections for the
       Collection Period was equal to:
       a.)  Collection of Finance Charge Receivables                                                $    23,591,700.82
       b.)  Interchange Amount                                                                      $     1,195,039.49
       c.)  Discount Receivable Collections                                                         $     1,869,648.71
                                                                                                    ------------------
       d.)  Total Finance Charge Receivable Collections                                             $    26,656,389.02

  16.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
       Account for the Collection Period:                                                           $             0.00

  17.  The aggregate amount of Recoveries for the relevant Collection Period                        $     2,421,062.45

  18.  The aggregate amount of Collections processed for the
       Collection Period:                                                                           $   120,690,238.43

  Invested Amounts

  19.  The 2001-B Net Investment at the end of the last day of the
       Collection Period was equal to:
       a.  Class A-1 Invested Amount                                                                $    98,100,000.00
       b.  Class A-2 Invested Amount                                                                $    73,100,000.00
       c.  Class B Invested Amount                                                                  $    80,600,000.00
                                                                                                    ------------------
       d.  Total                                                                                    $   251,800,000.00

  20.  The average amount of the 2001-B Net Investment for the
       Collection Period was equal to:
       a.  Class A-1 Invested Amount                                                                $    98,100,000.00
       b.  Class A-2 Invested Amount                                                                $    82,132,258.06
       c.  Class B Invested Amount                                                                  $    84,845,161.29
                                                                                                    ------------------
       d.  Total                                                                                    $   265,077,419.35

  21.  The 2002-A Net Investment at the end of the last day of the
       Collection Period was equal to:
       a.  Class A                                                                                  $   415,950,000.00
       b.  Class B                                                                                  $    83,690,000.00
                                                                                                    ------------------
       c.  Total                                                                                    $   499,640,000.00

  22.  The average amount of the 2002-A Net Investment for the
       Collection Period was equal to:
       a.  Class A                                                                                  $   415,950,000.00
       b.  Class B                                                                                  $    83,690,000.00
                                                                                                    ------------------
       c.  Total                                                                                    $   499,640,000.00

  23.  The 2003-A Net Investment at the end of the last day of the
       Collection Period was equal to:
       a.  Class A                                                                                  $   423,500,000.00
       b.  Class B                                                                                  $   126,500,000.00
                                                                                                    ------------------
       c.  Total                                                                                    $   550,000,000.00

  24.  The average amount of the 2003-A Net Investment for the
       Collection Period was equal to:
       a.  Class A                                                                                  $   423,500,000.00
       b.  Class B                                                                                  $   126,500,000.00
                                                                                                    ------------------
       c.  Total                                                                                    $   550,000,000.00

  25.  The aggregate Invested Amount across all series of Investor
       Certificates outstanding as of the end of the last day of the
       Collection Period:                                                                           $ 1,301,440,000.00

  Series 2002-A Allocation Percentages

  26.  The Fixed Allocation Percentage with respect to the Collection Period:
                     a.  Class A                                                                    %            0.00%
                     b.  Class B                                                                    %            0.00%
                                                                                                    ------------------
                     c.  Series 2002-A Total                                                        %            0.00%

  27.  The Floating Allocation Percentage with respect to the Collection Period:
                     a.  Class A                                                                    %           30.45%
                     b.  Class B                                                                    %            6.13%
                                                                                                    ------------------
                     c.  Series 2002-A Total                                                        %           36.57%

  Allocation of Collections

  28.  The Series 2002-A allocation of Collections of Principal
       Receivables for the Collection Period:
                     a.  Class A                                                                    $    27,892,535.17
                     b.  Class B                                                                    $     5,612,035.75
                                                                                                    ------------------
                     c.  Series 2002-A Total                                                        $    33,504,570.92


  29.  The Series 2002-A allocation of Collections of Finance
       Charge Receivables for the Collection Period:
                     a.  Class A                                                                    $     8,115,835.06
                     b.  Class B                                                                    $     1,632,922.79
                                                                                                    ------------------
                     c.  Series 2002-A Total                                                        $     9,748,757.85

  Portfolio Yield and Delinquencies

  30.  The Portfolio Yield for the Collection Period:                                               %            8.03%

  31.  The 3-month average Portfolio Yield for the three most recent
       Collection Periods:                                                                          %            7.57%

  32.  The Base Rate for the Collection Period:                                                     %            3.39%

  33.  The 3-month average Base Rate for the three most recent
       Collection Periods:                                                                          %            3.41%

  34.  The 3-month average Portfolio Adjusted Yield:                                                %            4.16%

  35.  The amount of Shared Excess Finance Charge Collections allocable to Series 2002-A with respect to any Finance Charge
       Shortfall in such Series for the Collection Period:                                          $             0.00

  36.  The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
       (a) Delinquent 31 to 60 days                                                                 $    34,561,114.18
       (b) Delinquent 61 to 90 days                                                                 $    26,869,758.44
       (c) Delinquent 91 days or more                                                               $    59,978,628.35

  Determination of Monthly Interest

  37.  Class A Monthly Interest:
                     a.  Class A Monthly Interest                                                   $       549,054.00
                     b.  Funds allocated and available to pay Class A
                          Monthly Interest for the Collection Period                                $     9,748,757.85
                     c.  Class A Interest Shortfall                                                 $             0.00
                     d.  Class A Additional Interest                                                $             0.00

  38.  Class B Monthly Interest:
                     a.  Class B Monthly Interest                                                   $       507,858.82
                     b.  Funds allocated and available to pay Class B
                          Monthly Interest for the Collection Period                                $     1,849,833.86
                     c.  Class B Interest Shortfall                                                 $             0.00
                     d.  Class B Additional Interest                                                $             0.00

  Determination of Monthly Principal

  39.  Class A Monthly Principal (pursuant to section 4.4a):
                  (W)a.  Available Principal Collections with respect to such
                         Distribution Date (including Shared Principal Collections):                $             0.00
                  (X)a.  Controlled Accumulation Amount                                             $             0.00
                     b.  Deficit Controlled Accumulation Amount (prior period)                      $             0.00
                                                                                                    ------------------
                     c.  Controlled Deposit Amount (sum a + b)                                      $             0.00
                  (Y)a.  Invested Amount  (including Principal Collections                          $
                     transferred to the Principal Funding Account)                                      499,640,000.00
                  (Z)a.  Class A Invested Amount (including Principal Collections
                     transferred to the Principal Funding Account)                                      415,950,000.00

       Class A Monthly Principal (the least of w,x,y,z)                                             $             0.00

  40.  Class B Monthly Principal (pursuant to section 4.4b)
       (distributable only after payout of Class A)
                  (X)a.  Available Principal Collections with respect to such
                         Distribution Date:                                                         $             0.00
                  (Y)a.  Invested Amount                                                            $   499,640,000.00

       Class B Monthly Principal (the least of x,y)                                                 $             0.00

  Available Funds

  41.  Class A Available Funds
                     a.  Class A Finance Charge allocation                                          $     8,115,835.06
                     b.  Prior to Class B Principal Commencement Date, the
                         amount of Principal Funding Investment Proceeds and
                         Reserve Account Investment Proceeds for such prior Collection Period       $             0.00
                     c.  Any amount of Reserve Account withdrawn and
                        included in Class A Available Funds                                         $             0.00
                     d.  Class A Available Funds (sum a-c)                                          $     8,115,835.06

  42.  Class B Available Funds
                     a.  Class B Finance Charge allocation                                          $     1,632,922.79
                     b.  On or After Class B Principal Commencement Date, the
                         amount of Principal Funding Investment Proceeds and
                         Reserve Account Investment Proceeds for such prior Collection Period       $             0.00
                     c.  Any amount of Reserve Account withdrawn and
                        included in Class B Available Funds                                         $             0.00
                     d.  Class B Available Funds (sum a-c)                                          $     1,632,922.79


  Reallocated Principal Collections

  43.  Principal Reallocation Amount                                                                $             0.00

  44.  Reallocated Principal Collections applied to Class A Monthly Interest Shortfall              $             0.00

  45.  Reallocated Principal Collections applied to the Investor Monthly Servicing Fee                            0.00


  Investor Default Amounts

  46.  Class A Investor Default Amount                                                              $     5,333,075.33

  47.  Class B Investor Default Amount                                                              $     1,073,025.78

  48.  Aggregate Investor Default Amount                                                            $     6,406,101.12


  Allocable Amounts for Series 2002-A

  49.  The Allocable Amount for Series 2002-A as of the end of the
       Collection Period (Investor Default Amount + Series 02-A Adjust Amount)
            a.) Class A                                                                             $     5,333,075.33
            b.) Class B                                                                             $     1,073,025.78
                                                                                                    ------------------
       Aggregate Allocable Amount                                                                   $     6,406,101.12


  Required Amounts for Series 2002-A

  50.  Class A Required Amount (section 4.5a)
                  (a)  i.  Class A Monthly Interest for current Distribution
                           Date                                                                     $       549,054.00
                      ii.   Class A Monthly Interest previously due but not
                           paid                                                                     $             0.00
                     iii.   Class A Additional Interest for prior Collection Period
                           or previously due but not paid                                           $             0.00
                  (b)      Available Funds plus Shared Excess Finance Charge Collections            $
                       plus Spread Account Draw Amount                                                    9,748,757.85
                    --------------------------------------------------------------------------------------------------
                           Class A Required Amount (sum of i-iii minus b)                           $             0.00


  Investor Charge-Offs

  51.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount
                     a.  Class A                                                                    $             0.00
                     b.  Class B                                                                    $             0.00

  52.  The aggregate amount of Class B Investor Charge-Offs                                         $             0.00

  Servicing Fee

  53.  Class A Servicing Fee for the Collection Period                                              $       693,250.00

  54.  Class B Servicing Fee for the Collection Period                                              $       139,483.33

  Reserve Account

  55.  Lowest historical 3-month Portfolio Adjusted Yield
       (must be > 4%, or line 56 will adjust accordingly)                                           %            3.58%

  56.  Reserve Account Funding Date (based on line 55)                                                         4/14/06

  57.  Required Reserve Account Amount (after the Reserve Account
       Funding Date, 0.5% times the Class A Initial Note Principal Balance)                         $             0.00

  58.  Covered Amount                                                                               $             0.00

  59.  Available Reserve Account Amount
                     a.  Reserve Draw Amount                                                        $             0.00
                     b.  Amount on deposit in the Reserve Account on the
                          Distribution Date                                                         $             0.00
                     c.  Reserve Account Investment Proceeds                                        $             0.00
                     d.  Amount on deposit in the Reserve Account at end of relevent
                          Due Period less Investment Proceeds                                       $             0.00
                     e.  Required Reserve Account Amount                                            $             0.00
                     f.  Available Reserve Account Amount (after Reserve Draw)                      $             0.00
                     g.  Required Reserve Account Deposit on Distribution Date                      $             0.00
                     h.  Reserve Account Surplus on Distribution Date                               $             0.00

  Principal Funding Account

  60.  Principal Funding Account Balance as of the beginning of the due period less                 $             0.00
       investment proceeds

  61.  a.  Daily deposits to the Principal Funding Account during the
             relevant Due Period                                                                    $             0.00
       b.   Principal Funding Account investment proceeds                                           $             0.00

  62.  Withdrawal of Investment Proceeds from the Principal Funding
       Account during the relevant Due Period                                                       $             0.00

  63.  Principal Funding Account Balance as of the last day of the
       relevant Due Period less investment proceeds                                                 $             0.00

  Spread Account

  64.  Required Spread Account Percentage
                     (a) Adjusted Portfolio Yield                                                                8.03%
                     (b) Three-Month Average Excess Spread Percentage                                            4.16%
                     (c) Required Spread Account Percentage                                                      8.25%
  65.  Spread Account Activity
                     (a) Spread account balance as of the beginning of the due period                    41,251,289.45
                     (b) Deposits/(withdrawals) during the due period                                            28.17
                     (c) Spread Account balance as of the end of the due period                          41,251,317.62
                     (d) Investment Proceeds                                                                 31,017.62
                     (e) Spread Account balance as of the end of the due period,
                           net of Investment Proceeds                                                    41,220,300.00
                     (f) Withdrawals on the Distribution Date                                                        -
  66.  Spread Account Required Amounts
                     (a) Available Spread Account Amount                                                 41,220,300.00
                     (b) Required Spread Account Amount                                                  41,220,300.00
                     (c) Excess on Deposit over/(Deficiency under) the
                          Required Spread Account Amount                                                          0.00
                     (d) Deposits on the Distribution Date                                                        0.00
                     (e) Distributions to Ambac for upaid amounts                                                 0.00
                     (f) Distributions to the Transferor                                                          0.00
                     (g) Spread Account Balance as of the end of the Distribution Date                   41,220,300.00
  67.  Spread Account Funding
                     (a) Amount applied to fund Spread Account attributed to
                          Available Funds and Shared Excess Finance Charge Collections                            0.00
                     (b) Amount applied to fund Spread Account attributed to
                         Shared Excess Principal Collections                                                      0.00

  68.  Policy Draw Amount                                                                                         0.00

       Certificate LIBOR Determination

  69.  Certificate LIBOR Determination date for the Collection Period                                         10/10/03

  70.  Certificate LIBOR rate for the Collection Period                                                       1.12000%

  71.  As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.
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       IN WITNESS WHEREOF, the undersigned has duly executed
       and delivered this Certificate this 17th  day of  November,  2003.

                                   FIRST NORTH AMERICAN NATIONAL BANK,
                                   as Servicer


                                    By: /s/Philip J. Dunn
                                        Name:  Philip J. Dunn
                                        Title:    Vice President